Exhibit 99.1

Helmerich & Payne, Inc. Howard Weil 41st Annual Energy Conference March 18-19, 2013

Statements within this presentation are “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, and are based on current expectations and assumptions that are subject to risks and uncertainties. All statements other than statements of historical facts included in this release, including, without limitation, statements regarding the registrant’s future financial position, business strategy, budgets, projected costs and plans and objectives of management for future operations, are forward looking statements. For information regarding risks and uncertainties associated with the Company’s business, please refer to the “Risk Factors” and “Management’s Discussion & Analysis of Financial Condition and Results of Operations” sections of the Company’s SEC filings, including but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q. As a result of these factors, Helmerich & Payne, Inc.’s actual results may differ materially from those indicated or implied by such forward-looking statements. We undertake no duty to update or revise our forward-looking statements based on changes in internal estimates, expectations or otherwise, except as required by law. Forward-looking Statements

Evolution of H&P’s Global Rig Fleet International Land 29 Offshore 9 Today 2001 U.S. Land 298 96 Rigs 336 Rigs (Before AC Drive Rigs)

Market Conditions Our operational outlook for the second fiscal quarter remains unchanged. Our active rig count remains flat. Competitors are aggressively pricing rigs to recapture U.S. Land market share. U.S. Land pricing for H&P in the spot market remains strong, but is under downward pressure. We continue to have some discussions with customers regarding additional new builds.

U.S. Rig Activity by Hydrocarbon Target

H&P Activity as of March 15, 2013 Rigs Working/ Contracted 242 242 0 8 23 273 Rigs Available 298 263 35 9 29 336 3 339 % Contracted 81% 92% 0% 89% 79% 81% U.S. Land AC Drive FlexRigs SCR Fleet Offshore International Land Total FlexRig Construction Total Fleet Includes announced new build commitments.

H&P’s U.S. Land Fleet Activity (1) (2) (1) Active rigs on term (in blue) generated both revenue and revenue days. (2) Includes completed new builds pending delivery and not generating revenue days.

H&P’s Term Contract Coverage International Land $0.5 Offshore $0.1 U.S. Land $2.9 $3.5 Billion Backlog As of 12/31/12 (In Billions by Segment)

(H&P Contracted Land Rigs as of 3/15/13*) Leading U.S. Unconventional Driller * Includes announced new FlexRigs with customer commitments scheduled for delivery in fiscal 2013.

H&P’s Pad Capable Fleet Total of 107 pad capable FlexRigs as of 3/15/13, all of which are AC drive rigs In addition, we continue to add new pad capable FlexRigs and have customer interest in additional pad drilling system upgrades for existing FlexRigs We have drilled over 5,000 wells on approximately 1,000 pads since 2005

H&P’s International Land Operations Rig Fleet Status (as of March 15, 2013) (1) 14 of 16 FlexRigs, included in the international fleet of 29 rigs, are under long-term contracts. (1) Active Idle In-transit Total Long-term Contracts Argentina 6 3 9 6 Bahrain 3 3 3 Colombia 5 1 1 7 2 Ecuador 5 1 6 1 Tunisia 2 2 2 U.A.E. 2 2 2 Total 23 4 2 29 16

What a Difference a Year Makes As of March 2012 (~1,800 Active Rigs in the U.S. By Power Type) As of March 2013 (~1,600 Active Rigs in the U.S. By Power Type) Note: The above estimates corresponding to rig activity are derived from multiple sources including Rig Data, Smith Bits, and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was greater than 600 horsepower. Certain assumptions were made on approximately 5% of the active rigs that were not readily identified.

Unconventional Plays Shaping Landscape Well Complexity is increasing: Technology solutions that provide safe, environmentally sound and efficient operations are required by contractors to be competitive Extended reach laterals progressively longer Multi-well pad drilling gaining acceptance in more areas A factory approach to drilling wells is required This all creates an expanding level of demand for FlexRigs

Increasing Focus on More Difficult Drilling

As of March 7, 2003 Lower 48 U.S. Land Market Share Active Rig Market Share – Ten Years Ago Note: The above estimates corresponding to U.S. land rig market share are derived from Smith Bits. Precision’s historical values correspond to Grey Wolf (acquired in December 2008).

As of March 16, 2001 As of March 8, 2013 Lower 48 U.S. Land Market Share Organically Growing Active Rig Market Share Note: The above estimates corresponding to U.S. land rig market share are derived from Smith Bits.

Changes in Lower 48 U.S. Land Rig Count * PDS’s active rig count includes both PDS and GW rigs.

H&P’s Lead in U.S. Land AC Drive Rigs Note: The above estimates corresponding to U.S. lower 48 AC Drive fleets are derived from Rig Data and corporate filings.

Active AC Drive U.S. Rig Market Share Note: The above estimates corresponding to market share are derived from multiple sources including Rig Data, Smith Bits, and corporate filings. (~580 Rigs as of March 2013)

Technology & Quality Service Make a Difference (1) Does not include the impact of early contract termination revenue. (2) Represents weighted-average rig margin per day for PTEN, NBR, PDS and UNT. (3) Utilization is herein calculated to be average active rigs divided by estimated available marketable rigs. (4) Represents estimated average combined utilization for PTEN, NBR, PDS and UNT in the Lower 48 land market. H&P’s Margin Premium H&P’s Utilization Premium (1) (2) (3) (4)

H&P vs. Industry U.S. Land Customer Base Note: The above estimates corresponding to the active rig fleet in the U.S. are derived from multiple sources including Rig Data, Smith Bits, and corporate filings.

U.S. Land Active Rig Count

U.S. Land Average Daywork Margins(1) (1) Does not include the impact of early contract termination revenue.

Return on Equity * The corresponding ROE values for the selected companies exclude certain extraordinary, non-recurring charges.

Land Drilling Market Valuations Source: Thomson Financial as of March 15, 2013.

Record Profits During Industry Slowdown * PTEN’s operating income includes drilling operations in Canada. ** NBR’s operating income corresponds to its U.S. Lower 48 Land Drilling segment.

Five-Year Relative Shareholder Return Source: Thomson Financial as of March 14, 2013

Favorable Market Trends for FlexRigs AC drive rigs replacing SCR and mechanical rigs More customers high-grading their fleets Increasing well complexity Expectation to drill more wells with fewer rigs Focus on drilling efficiency, technology and safety

Additional References

H&P Global Fleet Under Term Contract Segment Q2 Q3 Q4 Q1 Q2 Q3 Q4 FY13 FY13 FY13 FY14 FY14 FY14 FY14 U.S. Land 163.8 152.1 142.3 129.8 110.4 99.8 87.9 International Land 15.6 16.0 15.1 14.2 12.0 10.7 10.0 Offshore 2.0 2.0 2.0 2.0 2.0 1.5 0.9 Total 181.4 170.1 159.4 146.0 124.4 112.0 98.8 Number of Rigs Already Under Long-Term Contracts (Estimated Quarterly Average, Including Announced New Builds - as of 3/15/13)

Week Ended October 4, 2008 By Power Type 2008 Peak Rig Count (~1,925) - U.S. Land Note: The above estimates corresponding to rig activity are derived from multiple sources including Rig Data, Smith Bits, and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was greater than 600 horsepower. Certain assumptions were made on approximately 10% of the active rigs that were not readily identified.

Week Ended March 1, 2013 By Power Type Current Rig Count (~1,600) - U.S. Land Note: The above estimates corresponding to rig activity are derived from multiple sources including Rig Data, Smith Bits, and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was greater than 600 horsepower. Certain assumptions were made on approximately 5% of the active rigs that were not readily identified.

The FlexRig Difference: Key Advantages Increased drilling productivity and reliability Variable frequency (AC) drives with increased precision and measurability Computerized electronic driller that more precisely controls weight on bit, rotation and pressure Designed to move quickly from well to well Accelerated well programs and NPV gains A significantly enhanced and safer workplace Minimized impact to the environment Total well cost savings even at premium dayrates H&P’s FlexRig Advantage

A Value Proposition Example – H&P vs. Competitors Estimated Estimated Peer H&P FlexRig3 Conventional Fit-for-purpose Average Average Average 2012 (Spot Market) (Spot Market) (Spot Market) 1. Drilling days 20 13 9 Other days 3 3 3 Moving days 7 4 3 Total rig revenue days per well 30 20 15 2. Drilling contractor dayrate $17,500 $23,000 $28,000 Operator’s other intangible $25,000 $25,000 $25,000 cost per day estimate Total daily cost estimate $42,500 $48,000 $53,000 Total cost per well (daily services) $1,275,000 $960,000 $795,000 3. Total well savings with H&P – per well $480,000 $165,000 per year $11.7MM $4.0MM Increased wells per rig per year versus conventional average: 12 wells Increased wells per rig per year versus peer fit-for-purpose: 6 wells

Performance is Not Only About Better Rigs It’s also about: People Safety Experience Training Culture Support Structure Processes Organizational Network Maintenance Supply Chain

FlexRigs Delivering Drilling Efficiencies We have over 1,000 rig years of AC FlexRig drilling experience. Drilled over 53 million feet in 2012 Improved our footage per day by 23% between 2011 and 2012 While adding 48 new FlexRigs in 2012, we were able to deliver our best safety performance which already leads the industry by a significant margin FlexRigs lead in pad drilling efforts in U.S. land. FlexRig4 was the first bi-directional land drilling application design FlexRig5 is the latest generation of bi-directional, long lateral pad drilling rig We have drilled over 5,000 wells on approximately 1,000 pads

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